UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

Genius Brands International, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:
__________________________________________________________

2)	Aggregate number of securities to which transaction applies:
__________________________________________________________

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
__________________________________________________________

4)	Proposed maximum aggregate value of transaction:
__________________________________________________________

5)	Total fee paid:
__________________________________________________________

☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing:

1)	Amount previously paid:
__________________________________________________________

2)	Form, Schedule or Registration Statement No:
__________________________________________________________

3)	Filing party:
__________________________________________________________

4)	Date Filed:
__________________________________________________________

Vstock Transfer, LLC
18 Lafayette Place
Woodmere, New York 11598

* SPECIMEN *
1 MAIN STREET
ANYWHERE PA 99999-9999

Genius Brands International, Inc.
8383 Wilshire Boulevard, Suite 412
Beverly Hills, CA 90211

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you would like to receive a paper or e-mail copy of these documents, you must request one. There is no charge for such documents to be mailed to you. Please make your request for a copy as instructed below on or before September 26, 2021 to facilitate a timely delivery.

ACCESSING YOUR PROXY MATERIALS ONLINE

The following proxy materials for Genius Brands International, Inc (the "Company") are available to you to review at: http://gnusbrands.com/investor-relations

- the Company's 2020 Proxy Statement for the Annual Meeting of Stockholders (including all attachments thereto);
- the Proxy Card; and
- any amendments to the foregoing materials that are required to be furnished to stockholders.

ONLINE VOTING

To vote your proxy electronically, please go to www.vstocktransfer.com/proxy. Click on Proxy Voter Login. You must reference your 12-digit control number listed below.

REQUESTING A PAPER COPY OF THE PROXY MATERIALS

Have this notice available when you request a paper copy of the proxy materials:

By telephone please call (toll free) 1-855-987-8625,
or
By email at: vote@vstocktransfer.com

Please include the company name and your account number in the subject line.

CONTROL #

AC:ACCT9999

GENIUS BRANDS INTERNATIONAL, INC.

Annual Meeting of Stockholders

October 8, 2021

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders
To Be Held on October 8, 2021

The Proxy Statement and our 2020 annual report on Form 10-K are available at
http://gnusbrands.com/investor-relations

GENIUS BRANDS INTERNATIONAL, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder of Genius Brands International, Inc., a Nevada corporation (the “Company”), revoking all prior proxies, hereby appoints Andy Heyward, Robert L. Denton and Michael Jaffa, and each of them, with full power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote all shares of Common Stock, par value $0.001 per share (the “Common Stock”) of the Company, which the undersigned will be entitled to vote if personally present at the Annual Meeting of Stockholders of the Company to be held via live webcast on the Internet on October 8, 2021, at 10:00 a.m. PDT, and at any adjournment or postponement thereof. Each share of Common Stock is entitled to one vote. The proxies are further authorized to vote, in their discretion, upon such other business as may properly come before the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS MADE, THE PROXY SHALL BE VOTED FOR ALL DIRECTOR NOMINEES, FOR PROPOSAL 2 AND, IN THE CASE OF OTHER MATTERS THAT LEGALLY COME BEFORE THE MEETING, AS SAID PROXY(S) MAY DEEM ADVISABLE.

Please check here if you plan to attend the virtual Annual Meeting of Stockholders on October 8, 2021 at 10:00 a.m. PDT ☐

PLEASE INDICATE YOUR VOTE ON THE REVERSE SIDE

(Continued and to be signed on Reverse Side)

* SPECIMEN *
1 MAIN STREET
ANYWHERE PA 99999-9999

VOTE ON INTERNET

Go to http://www.vstocktransfer.com/proxy and log-on using the below control number. Voting will be open until 11:59 pm (ET) on October 7, 2021.

CONTROL #

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the envelope we have provided to 18 Lafayette Place, Woodmere, NY 11598.

VOTE/ATTEND VIRTUALLY

If you would like to vote/attend the meeting, please attend the virtual meeting by visiting www.virtualshareholdermeeting.com/GNUS2021 on October 8, 2021 at 10:00 am PDT.

Please Vote, Sign, Date and Return Promptly in the Enclosed Envelope.

Annual Meeting of Stockholders - Genius Brands International, Inc.

▼ DETACH CARD HERE TO VOTE BY MAIL ▼

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL DIRECTOR NOMINEES AND "FOR" PROPOSAL 2.

(1) Election of Directors:

☐ FOR ALL NOMINEES LISTED BELOW (except as marked to the contrary below)

☐ WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED BELOW

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE INDIVIDUAL NOMINEES STRIKE A LINE THROUGH THE NOMINEES' NAMES BELOW:

01 Andy Heyward	02 Joseph "Gray" Davis	03 Lynne Segall	04 P. Clark Hallren	05 Anthony Thomopoulos
06 Margaret Loesch	07 Michael Klein	08 Karen McTier	09 Dr. Cynthia Turner-Graham	

(2) To ratify the selection of Squar Milner LLP as the Company's independent auditors for our fiscal year ending December 31, 2021.

☐ VOTE FOR ☐ VOTE AGAINST ☐ ABSTAIN

Date ____________ **Signature** ____________ **Signature, if held jointly** ____________

To change the address on your account, please check the box at right and indicate your new address. ☐

* SPECIMEN * AC:ACCT9999 90.00